SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

_______________________

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of Earliest Event Reported):  May 23, 2023

AXIM BIOTECHNOLOGIES, INC.

(Exact name of registrant as specified in its charter)

Nevada	000-54296	27-4092986
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

6191 Cornerstone Court, E., Suite 114 San Diego, California	92121
(Address of principal executive offices)	(Zip Code)

(858) 923-4422

(Registrant’s telephone number, including area code)

(Former name if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a -12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d -2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e -4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of exchange on which registered
N/A

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging Growth Company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01Entry into a Material Definitive Agreement

The information regarding the Convertible Notes set forth in Item 2.03, below, is incorporated into this Item 1.01 by reference.

Item 2.03Creation of a Direct Financial Obligation

On May 23, 2023, AXIM Biotechnologies, Inc. (the “Company”) issued five (5) convertible promissory notes in the aggregate principal amount of $575,000 (the "Convertible Notes") to certain investors. Four (4) of the Convertibles Notes, for a combined principal amount of $325,000, were issued in exchange for cash of $325,000.  One (1) of the Convertible Note, in the principal amount of $250,000, was issued as repayment of five cash advances made to the Company, for a total of $250,000, during the period between January 12, 2023, and April 11, 2023. Each of the Convertibles Notes has the same terms as follows: (a) unsecured; (b) interest rate of 3.75% per annum, payable annually beginning on May 23, 2024; (c) maturity date of May 23, 2033, (d) the Company may not prepay the Convertibles Notes, either in whole or in part, without the express written consent of holder; (e) convertible at any time, in whole or in part (subject to a 4.9% beneficial ownership blocker), at the option of the holder, into shares of Company common stock at a conversion price that is equal to the lesser of $0.01 or 70% of the average of the two lowest closing prices of the Company's common stock in the ten (10) trading days prior to any particular conversion; and (f) if an Event of Default (as defined in the Convertibles Notes) occurs, the holder thereof may declare the entire balance of the note, including all accrued interest immediately due.

The foregoing summary of the Convertible Notes does not purport to be complete and is subject to, and qualified in its entirety by reference to the form of the Convertible Notes, which is included as Exhibits 10.1, and is incorporated herein by reference thereto.

Item 9.01  Financial Statements and Exhibits.

(d)  Exhibits.

Exhibit #	Description

10.1	Form of the Convertible Notes dated May 23, 2023
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AXIM BIOTECHNOLOGIES, INC.

Dated: May 30, 2023	By:	/s/ John W. Huemoeller II

Name: John W. Huemoeller II
Chief Executive Officer